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Yardville National Bancorp Subsidiaries                            Exhibit 10.31
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1     Yardville National Bank
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2     Yardville Capital Trust
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3     Yardville National Investment Corporation
      (wholly-owned subsidiary of Bank)
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4     YNB Real Estate Holding Company
      (wholly-owned subsidiary of Bank)
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5     Brendan, Inc.
      (wholly-owned subsidiary of Bank)
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6     YNB Financial, Inc.
      (wholly-owned subsidiary of Bank)
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7     Nancy-Beth, Inc.
      (wholly-owned subsidiary of Bank)
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8     YNB Realty, Inc.
      (wholly-owned subsidiary of Bank)
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9     Jim Mary, Inc.
      (wholly-owned subsidiary of Bank)
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10    YNB Capital Development, Inc.
      (wholly-owned subsidiary of Bank)
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